Exhibit 32.a


                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of KinderCare Learning Centers, Inc. ("KinderCare"), on Form 10-Q for the quarterly period ended December 12, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Johnson, Chief Executive Officer of KinderCare, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KinderCare.


Date:  January 23, 2004

                                       /s/ DAVID J. JOHNSON
                                       -----------------------------------------
                                       David J. Johnson
                                       Chief Executive Officer and
                                       Chairman of the Board of Directors
                                       (Principal Executive Officer)